UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 208-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RGRX	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s 2021 Annual Meeting, the stockholders adopted an amendment to the Company’s Certificate of Incorporation to increase the authorized capital stock of the Company by 100,000,000 shares. The effective date of this amendment is November 12, 2021.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 10, 2021, RegeneRx Biopharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The votes cast with respect to each item of business presented at the Annual Meeting are as follows:

Proposal No. 1 — The stockholders elected each of the six nominees to the Board of Directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Allan L. Goldstein	82,627,014	2,231,766	26,620,749
J.J. Finkelstein	81,780,170	3,078,610	26,620,749
Joseph C. McNay	83,880,951	977,829	26,620,749
Mauro Bove	84,045,046	813,734	26,620,749
R. Don Elsey	84,045,051	813,729	26,620,749
Alessandro Noseda	83,951,808	906,972	26,620,749

Proposal No. 2 — The stockholders adopted the non-binding advisory resolution approving the compensation of the Company’s Named Executive Officers as described in the Company’s 2021 Proxy Statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
79,236,365	4,955,961	666,454	26,620,749

Proposal No. 3 — The stockholders adopted an amendment to the Company’s Certificate of Incorporation to increase the authorized capital stock of the Company by 100,000,000 shares.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
104,437,408	6,494,140	547,981	---

Proposal No. 4 —The stockholders ratified the appointment of CohnReznick LLP as the Company's Registered Independent Public Accounting Firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
110,583,668	576,879	318,982	---

Item 8.01 Other Events.

At the 2021 Annual Meeting, the Company also made available a business presentation to the stockholders. A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	3.1	Certificate of Amendment of Restated Certificate of Incorporation

	99.1	Business presentation dated November 10, 2021

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

By:	/s/ J.J. Finkelstein
J.J. Finkelstein
President and Chief Executive Officer

Date: November 15, 2021